                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

        Filed by the Registrant  [X]

        Filed by a party other than the Registrant  [_]

        Check the appropriate box:

   [_]  Preliminary Proxy Statement        [_] Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
   [X]  Definitive Proxy Statement

   [_]  Definitive Additional Materials

   [_]  Soliciting Material Under Rule 14a-12

                          RITA Medical Systems, Inc.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [_]  Fee paid previously with preliminary materials:

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   [_]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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

                          RITA MEDICAL SYSTEMS, INC.
                            967 N. Shoreline Blvd.
                        Mountain View, California 94043

                               ----------------

                   Notice of Annual Meeting of Stockholders
                           to be held June 13, 2001

                               ----------------

   On Wednesday, June 13, 2001, RITA Medical Systems, Inc., a Delaware corporation (the "Company"), will hold its Annual Meeting of Stockholders at Venture Law Group, located at 2775 Sand Hill Road, Menlo Park, California 94025. The Meeting will begin at 9:00 a.m. local time.

   Only stockholders who owned stock at the close of business on April 25, 2001 can vote at the Meeting or any adjournment that may take place. At the Meeting we will:

  . Elect two (2) Class I directors to serve until the annual meeting of the Company's stockholders for the year ending December 31, 2004;

  . Approve the amendment of the Company's 2000 Directors' Stock Option Plan to increase the number of nonstatutory stock options than can be granted to nonemployee directors on an annual basis;

  . Ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year; and

  . Transact any other business properly brought before the Meeting.

   You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

   Our Board of Directors recommends that you vote in favor of each of the three proposals outlined in this Proxy Statement.

   We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

   At the Meeting, we will also report on our business results and other matters of interest to stockholders.

                                         By Order of the Board of Directors,

                                                   /s/ Donald Stewart
                                         ______________________________________
                                              Donald Stewart, Chief Financial
                                                Officer and Vice President,
                                                Finance and Administration

Menlo Park, California
May 9, 2001

                           RITA Medical Systems, Inc.
                             967 N. Shoreline Blvd.
                        Mountain View, California 94043

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                    FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 13, 2001

   Our Board of Directors is soliciting proxies for the 2001 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully.

   The Board set April 25, 2001 as the record date for the Meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the Meeting, with each share entitled to one vote. 14,361,810 shares of common stock were outstanding on the record date.

   Voting materials, which include this Proxy Statement, a proxy card and the 2000 Annual Report, will be mailed to stockholders on or about May 9, 2001.

   In this Proxy Statement:

  .  "We," "us," "our" and the "Company" refer to RITA Medical Systems, Inc.

  .  "Annual Meeting" or "Meeting" means our 2001 Annual Meeting of
     Stockholders

  .  "Board of Directors" or "Board" means our Board of Directors

  .  "SEC" means the Securities and Exchange Commission

   We have summarized below important information with respect to the Annual Meeting.

Time And Place Of The Annual Meeting

   The Annual Meeting is being held on Wednesday, June 13, 2001 at 9:00 a.m. local time at Venture Law Group, located at 2775 Sand Hill Road, Menlo Park, California 94025.

   All stockholders who owned shares of our stock as of April 25, 2001, the record date, may attend the Annual Meeting.

Purpose Of The Proxy Statement And Proxy Card

   You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 25, 2001, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

   When you sign the proxy card, you appoint Barry Cheskin and Donald Stewart as your representatives at the Meeting. Barry Cheskin and Donald Stewart will vote your shares, as you have instructed them on the proxy card, at the Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Meeting it is a good idea to complete, sign and return your proxy card in advance of the Meeting just in case your plans change.

Proposals To Be Voted On At This Year's Annual Meeting

   You are being asked to vote on:

  . The election of directors to serve on our Board of Directors.

  . An amendment to the Company's 2000 Directors' Stock Option Plan;

  . The ratification of our appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

   The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

 You may vote by mail

   To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

 You may vote in person at the Meeting.

   We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in "street name" means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in "street name" and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

 You may change your mind after you have returned your proxy.

   If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the Meeting. You may do this by:

  . signing another proxy with a later date, or

  . voting in person at the Annual Meeting.

Multiple Proxy Cards

   If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

   Shares are counted as present at the Meeting if the stockholder either:

  . is present and votes in person at the Meeting, or

  . has properly submitted a proxy card.

   A majority of our outstanding shares as of the record date must be present at the Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a "quorum."

Consequences of Not Returning Your Proxy; Broker Non-Votes

   If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

  . vote your shares on routine matters, or

  . leave your shares unvoted.

   Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, brokers may vote such shares on behalf of their clients with respect to "routine" matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a "broker non-vote."

   Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

   We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Meeting.

Effect Of Abstentions

   Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

   Assuming a quorum is present, the two nominees receiving the highest number of yes votes will be elected as directors. The ratification of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; No Use Of Outside Solicitors

   RITA Medical Systems, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials. We have not retained the services of a proxy solicitor.

Voting Procedures

   Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of U.S. Stock Transfer Corporation, our transfer agent, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

   The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

   We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication Of Voting Results

   We will announce preliminary voting results at the Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2001, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (650) 314-3400 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

   We do not know of any business to be considered at the 2001 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Barry Cheskin and Donald Stewart to vote on such matters at their discretion.

Proposals For 2002 Annual Meeting

   To have your proposal included in our proxy statement for the 2002 Annual Meeting, you must submit your proposal between February 12, 2002 and March 14, 2002 to Donald Stewart c/o RITA Medical Systems, Inc., 967 N. Shoreline Blvd., Mountain View, California 94043.

   If you submit a proposal for the 2002 Annual Meeting after March 25, 2002, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2002 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class I directors, whose terms expire at the Annual Meeting are Scott Halsted and Janet Effland, the Class II directors whose terms expire at the Company's 2002 Annual Meeting of Stockholders are Gordon Russell and John Gilbert and the Class III directors whose terms expire at the Company's 2003 Annual Meeting of Stockholders are Vincent Bucci, Barry Cheskin and a vacancy which will be filled at a later date. You only elect one class of directors at each annual meeting. The other class continues to serve for the remainder of its three-year term. The Class I directors are nominees for re-election at the Annual Meeting. Each nominee has consented to serve an additional three-year term.

Vote Required

   If a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees named held. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed above are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

   The names of the nominees, their ages as of March 12, 2001 and certain other information about them are set forth below:

                                                                     Director
 Name of Nominee     Age   Principal Occupation                       Since
 ---------------     ---   --------------------                      --------
 Janet Effland......  52 Managing Director of Patricof & Co.       October 1999
                          Ventures
 Scott Halsted (1)..  41 General Partner and Principal at Morgan   May 1998
                          Stanley, Dean Witter Venture Partners

--------
(1)Member of the compensation committee.

   Janet Effland has served as a member of our Board since October 1999. She has held the position of Managing Director of Patricof & Co. Ventures, Inc., a venture capital firm, since April 1988. Ms. Effland is also a director of various private companies. Ms. Effland holds a B.S. and a J.D. from Arizona State University, and she attended Harvard Business School's Program for Management Development.

   Scott Halsted has served as a member of our Board since May 1998. He has held the positions of General Partner and Principal of Morgan Stanley Dean Witter Venture Partners, a venture capital firm, since February 1997 and prior to that he was Vice President from January 1992 to January 1997. Mr. Halsted is also a director of Intuitive Surgical, Inc. and various private companies. Mr. Halsted holds an A.B. and a B.S. in Biomechanical Engineering from Dartmouth College and an M.M. from the Kellogg Graduate School of Management at Northwestern University.

   The names of the Class II and Class III directors, their ages as of March 12, 2001 and certain other information about them are set forth below:

                                                                     Director
    Name of Nominee     Age          Principal Occupation              Since
    ---------------     ---          --------------------            --------
 Vincent Bucci (1)(2).. 47  President, Health Policy Associates,    March 1999
                             Inc.
 Barry Cheskin......... 40  Chief Executive Officer and President   May 1997
                             of RITA Medical Systems, Inc.
 John Gilbert (2)...... 64  Retired Vice Chairman of Keravision,    May 2000
                             Inc. and Vice President of Sales at
                             Ethicon, Inc.
 Gordon Russell (1).... 68  Retired from position as General        August 1994
                             Partner at Sequoia Capital

--------
(1) Member of the compensation committee.

(2) Member of the audit committee.

   Vincent Bucci has served as a member of our Board since March 1999. Mr. Bucci holds the position of President of Health Policy Associates, Inc., a consulting company, since 1992. Mr. Bucci holds a B.A. from Bates College and a J.D. in Public Law and an M.A. in Government, both from Georgetown University.

   Barry Cheskin has served as our President and Chief Executive Officer and has been a member of our Board since May 1997. Prior to joining us, he held various positions at Datascope Corp, a medical device company. He was President, Collagen Products Division and Corporate Vice President from May 1994 to April 1997, General Manager, Vasoseal/Bioplex Division from November 1992 to May 1994, and Director, Corporate Business Development from April 1992 to November 1992. Mr. Cheskin holds a B.S. in Mechanical Engineering from Massachusetts Institute of Technology, an M.S. in Mechanical Engineering from Stanford University, and an M.B.A. from Columbia University.

   John Gilbert has served as a member of our Board since May 2000. From 1992 to July 1999 he served as Vice Chairman of Keravision, Inc., a medical device company. Prior to that, Mr. Gilbert retired from Johnson & Johnson in 1992 after 30 years where he served as Vice President of Sales at Ethicon, Inc., Vice President of Johnson & Johnson International and Vice Chairman of Iolab Corporation. Mr. Gilbert is also a director of STAAR Surgical Company. Mr. Gilbert holds a B.S. from Texas A&M University.

   Gordon Russell has served as a member of our Board since August 1994. From 1979 to January 2000, he held the position of General Partner at Sequoia Capital, a venture capital firm, specializing in high technology and healthcare. Mr. Russell is also a director of Fusion Medical, Inc. and various private companies. He holds an A.B. from Dartmouth College.

   There are no family relationships among any of the directors or executive officers of the Company.

Meetings And Committees Of The Board Of Directors

   During the last fiscal year (the period from December 31, 1999 through December 31, 2000 ), the Board met six times. Each director attended at least 75% of all Board and applicable committee meetings during this time with the exception of director Gordon Russell, who attended four of the six meetings of the entire Board. The Board has a Compensation Committee and an Audit Committee.

   Scott Halsted, Vincent Bucci and Gordon Russell are members of the Compensation Committee. The Compensation Committee held one meeting during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 2000 Stock Plan, 2000 Employee Stock Purchase Plan and our 2000 Directors' Stock Option Plan.

   The Audit Committee is comprised of the following directors: Vincent Bucci and John Gilbert. The Audit Committee held no meetings during the last fiscal year, however, in connection with our initial public offering, our outside auditors met with the full Board to review the financial statements filed with our Registration Statement on Form S-1. The functions of the Audit Committee are to recommend the engagement of the independent public accountants, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a written charter, which is attached as Appendix A to this proxy statement.

Director Compensation

   Nonemployee directors are not compensated for Board meetings attended but are reimbursed for reasonable and customary travel expenses.

   All nonemployee directors are eligible to participate in the 2000 Directors' Stock Option Plan. Employee directors and nonemployee directors are eligible to participate in the 2000 Stock Plan. Employee directors are eligible to participate in the 2000 Employee Stock Purchase Plan. Under the 2000 Directors' Plan, when a nonemployee director first becomes a director, he or she receives a nonstatutory stock option to purchase 25,000 shares of the Company's common stock. This option shall vest at a rate of 1/48 of the total number of shares subject to such option per month. Thereafter, on the date of each annual meeting of the Company's stockholders, each director who has been a member of the Board for at least six months will be granted a nonstatutory stock option to purchase 5,000 shares of the Company's common stock. In addition, nonemployee directors who were members of the Board on the effective date of our initial public offering will be granted an additional nonstatutory stock option to purchase 2,000 shares of the Company's common stock. These options shall vest at a rate of 100% of the total number of shares subject to such option on the one-year anniversary of the grant date. Therefore, John Gilbert was granted an option to purchase 25,000 shares of the Company's common stock when he joined the Board in 2000, and on the date of the Annual Meeting each of the Company's nonemployee directors will be granted an option to purchase 7,000 shares of the Company's common stock. All options granted under the Directors' Plan are for a ten-year term and shall be adjusted to reflect any stock splits, stock dividends, combinations or similar transactions. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date the option was granted. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within 6 months after termination by death or disability, or (3) within 3 months after the individual's term as director ends.

   Employee directors receive no additional compensation for serving on the Board of Directors.

   Recommendation of the Board:

                 THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. 1

                                 PROPOSAL NO. 2

    ADOPTION OF AMENDMENT TO THE COMPANY'S 2000 DIRECTORS' STOCK OPTION PLAN

   You are being asked to approve the amendment of the 2000 Directors' Stock Option Plan (the "Directors' Plan") to increase the number of nonstatutory stock options than can be granted to nonemployee directors under the plan on an annual basis.

   The Directors' Plan was originally adopted by the board of directors in May 2000 and approved by the Company's stockholders in June 2000. As of December 31, 2000, a total of 500,000 shares of Common Stock were reserved for issuance under the Directors' Plan. As of December 31, 2000, no options were outstanding and 500,000 shares remained available for future option grant and purchase pursuant to the Directors' Plan. Unless terminated earlier by the board of directors, the Directors' Plan will terminate in July 2010.

   The Directors' Plan provides for the grant of nonstatutory stock options to our nonemployee directors. It is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors.

   The Board of Directors believes that, in order to provide an incentive for directors to continue to serve and to assist us in recruiting highly qualified individuals when vacancies occur on the Board of Directors, it is necessary to grant options to purchase common stock to such persons pursuant to the Directors Plan. Accordingly, we are asking the stockholders to approve the amendment of the Directors' Plan.

   In March 2001, the Board adopted, subject to stockholder approval, an amendment to the Directors' Plan to increase the number of options granted to nonemployee directors on an annual basis. The Directors' Plan currently provides that, each person who becomes a nonemployee director of the Company will be granted a nonstatutory stock option to purchase 25,000 shares of common stock on the date on which the individual first becomes a member of our Board. This initial grant will vest monthly over four years. Thereafter, on the date of each annual shareholder meeting, each nonemployee director will be granted a nonstatutory stock option to purchase 5,000 shares of common stock, if on the date of that meeting, the nonemployee director has been a member of the Board for at least six months. Nonemployee directors who were members of the Company's Board on the effective date of the Company's intial public offering will be granted an additional nonstatutory stock option to purchase 2,000 shares of common stock. Each of these subsequent grants will fully vest on the one-year anniversary of the date of the option grant. The amendment to the Directors' Plan provides that on the date of each annual shareholder meeting, each nonemployee director will be granted a nonstatutory stock option to purchase 10,000 shares of common stock, if on the date of that meeting, the nonemployee director has been a member of the Board for at least six months. The vesting schedule for the subsequent grants will remain unchanged.

   The purpose of the amendment to the Directors' Plan is to allow the Company to provide nonemployee directors with an initial incentive to join the Company's Board and an ongoing incentive to remain on the Board which is competitive with other companies in the medical device industry. If the Company is unable to attract and retain the best available individuals for service on its Board, the Company's ability to meet its business objectives could suffer. The Board believes that the amendment to the Directors' Plan increasing the number of options available for grant to its nonemployee directors is in the best interests of the Company.

Required Vote

   The approval of the amendment to the Directors' Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Directors' Plan Summary

   The following summary sets forth the principal features of the Directors' Plan. The summary is not a complete description of all the provisions of the Directors' Plan. If you wish to obtain a copy of the actual plan document, please send a written request to Donald Stewart at the Company's principal offices at 967 N. Shoreline Blvd., Mountain View, California 94043.

 General

   The Directors' Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The Directors' Plan is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board.

 Purpose

   The purposes of the Directors' Plan are to attract and retain the best available individuals for service as directors of the Company, to provide additional incentive for directors to continue to serve the Company as directors and to encourage their continued service on the Board.

 Grant and Exercise of Option

   The Directors' Plan provides that the maximum number of shares for which options may be granted under the Directors' Plan is 500,000 (the "Pool"). However, the Directors' Plan does not specify a maximum or minimum number of shares for which options may be granted to any one nonemployee director so long as the total number of shares so granted does not exceed the Pool. The Directors' Plan does specify the number of shares that may be included in any grant and the method of making a grant. The Directors' Plan currently provides that each person who becomes a nonemployee director after the completion of the initial public offering will be granted: (1) a nonstatutory stock option to purchase 25,000 shares of common stock on the date on which such individual first becomes a member of our Board and (2) an additional option to purchase 5,000 shares of Common Stock on the date of each annual shareholder meeting, provided that the new director has been a member of the Board for at least 6 months as of the meeting date. Nonemployee directors who were members of the Company's Board on the effective date of the Company's initial public offering will be granted an additional nonstatutory stock option to purchase 2,000 shares of common stock. No option granted under the Directors' Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order, and each option is exercisable, during the lifetime of the optionee, only by such optionee or permitted transferee.

   The initial grant to a new director under the Directors' Plan vests monthly over four years and each subsequent grant fully vests on the one year anniversary of the date of the option grant. If a nonemployee director ceases to serve as a director for any reason other than death or disability, he or she may, but only within 90 days after the date he or she ceases to be a director, exercise options granted under the Directors' Plan. If he or she does not exercise the option within such 90-day period, the option shall terminate. If a director's service terminates as a result of his or her total and permanent disability or death, or if a director dies within three months following termination for any reason, the director or his or her estate will have 12 months after the date of termination or death, as applicable, to exercise options that were vested as of the date of termination.

 Exercise Price and Term

   The exercise price of all stock options granted under the Directors' Plan shall be equal to the fair market value of a share of the Company's Common Stock (defined as the closing sale price of the Company's Common Stock on the Nasdaq National Market on the date of grant of the option, as reported in The Wall Street Journal) on the date of grant of the option. Options granted under the Directors' Plan have a term of ten (10) years.

 Capital Changes

   In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment shall be made to the number of shares subject to outstanding options under the Directors' Plan, the number of shares that will be automatically granted on an initial or annual basis to directors, the number of shares authorized for issuance under the Pool, and the price per share of Common Stock covered by outstanding options.

   The Directors' Plan provides that, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the outstanding options or to substitute equivalent options, in which case the options shall terminate upon the consummation of the transaction to the extent not previously exercised. In connection with any acquisition, each director holding options under the Directors' Plan will have the right to exercise his or her options immediately before the consummation of the merger as to all shares underlying the options.

 Amendment and Termination of the Directors' Plan

   The Board may amend or terminate the Directors' Plan, provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation) the Company shall obtain approval of the shareholders to such amendments to the extent required by such law or regulation. If not terminated earlier, the Directors' Plan will have a term of ten (10) years.

 U.S. Federal Income Tax Information

   The following is a brief summary of the effect of federal income taxation with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside. We advise all eligible directors to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Directors' Plan.

   Options granted under the Directors' Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss) and will be long-term capital gain if the optionee has held the shares more than one year. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed under U.S. tax laws in full against capital gains plus $3,000 of other income. We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

Recommendation of the Board of Directors:

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants. PricewaterhouseCoopers LLP has served as our independent accountants since 1994. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

   A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

   Recommendation of the Board:

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information known to the Company with respect to the beneficial ownership of the Company's common stock, as to (i) each person who is known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each of the Company's directors, (iii) each of the Company's Named Executive Officers (as defined hereafter), and (iv) all directors and executive officers as a group. The information set forth below is as of March 12, 2001.

                                                         Amount and
                                                         Nature of  Percent of
                                                         Beneficial   Common
5% Stockholders, Directors, Names Executive Officers     Ownership    Stock
and Directors and Executive Officers as a Group             (1)       (1)(2)
----------------------------------------------------     ---------- ----------
Entities Affiliated with Patricof & Co. Ventures, Inc.
 (3).................................................... 1,963,635     13.7%
  2100 Geng Road, Suite 150
  Palo Alto, CA 94303

Entities Affiliated with Morgan Stanley Dean Witter
 Venture Partners (4)................................... 1,636,362     11.4
  3000 Sand Hill Road
  Building 4, Suite 250
  Menlo Park, CA 94025

Entities Affiliated with BankAmerica Ventures (5).......   872,727      6.1
  950 Tower Lane, Suite 700
  Foster City, CA 94404

Entities Affiliated with Sequoia Capital (6)............   825,808      5.7
  3000 Sand Hill Road
  Building 4, Suite 280
  Menlo Park, CA 94025

Janet Effland (3)....................................... 1,963,635     13.7

Scott Halsted (4)....................................... 1,636,362     11.4

Barry Cheskin (7).......................................   676,562      4.6

Daniel Balbierz (8).....................................   109,044        *

Marilynne Solloway (9)..................................   106,851        *

Gordon Russell (10).....................................    97,375        *

Ronald Steckel (11).....................................    87,669        *

David Martin (12).......................................    48,750        *

Vincent Bucci (13)......................................    24,625        *

John Gilbert (14).......................................     5,729        *

All directors and executive officers as a group (13
 persons) (15).......................................... 4,895,424     32.6%

--------
  * Less than 1%.

 (1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

 (2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after March 12, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership calculations for 5% stockholders are based on publicly filed 13D's or 13G's, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2000.

 (3) Includes 1,607,489 shares, 336,623 shares and 19,523 shares held by APA Excelsior V, L.P., The P/A Fund III, L.P. and Patricof Private Investment Club II, L.P., respectively. Janet Effland, a director of RITA, is a Managing director of Patricof & Co. Ventures, Inc. Ms. Effland disclaims beneficial ownership of the shares held by these entities except to the extent of her proportional interest in the entities.

 (4) Includes 1,435,988 shares, 137,874 shares and 62,500 shares held by Morgan Stanley Venture Partners III, L.P., Morgan Stanley Ventures Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., respectively. Scott Halsted, a director of RITA, is a general partner of Morgan Stanley Dean Witter Venture Partners. Mr. Halsted disclaims beneficial ownership of the shares held by these entities except to the extent of his proportional interest in the entities.

 (5) Includes 130,909 shares and 741,818 shares held by Bank of America Ventures and BA Venture Partners IV, respectively.

 (6) Includes 751,491 shares, 41,289 shares, 23,138 shares and 9,890 shares held by Sequoia Capital VI, Sequoia Technology Partners VI, Sequoia 1995, L.L.C. and Sequoia XXIV, respectively.

 (7) Includes 327,065 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

 (8) Includes 77,047 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

 (9) Includes 43,661 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

(10) Includes 15,156 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001. Also includes 82,219 shares held by The Gordon Russell Trust, of which Mr. Russell is trustee. Mr. Russell disclaims beneficial ownership of the shares held by this entity except to the extent of his proportional interest in the entity. Excludes shares held by entities affiliated with Sequoia Capital, of which Mr. Russell is a former general partner. Mr. Russell disclaims beneficial ownership of such shares except to the extent of his proportional interest in these entities.

(11) Includes 66,645 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

(12) Includes 48,750 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

(13) Includes 7,500 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

(14) Includes 5,729 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

(15) Includes 662,573 shares issuable upon exercise of options exercisable within 60 days of March 12, 2001.

                       COMPENSATION OF EXECUTIVE OFFICERS

   The following table shows the compensation paid by the Company for services rendered during the Company's two preceding fiscal years to (a) the individual who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 2000; and (b) the four other most highly compensated individuals who served as executive officers of the Company during the fiscal year ended December 31, 2000 (the "Named Executive Officers").

                           Summary Compensation Table

                                       Annual Compensation           Long Term Compensation
                                  --------------------------------  -------------------------
                                                                                   Securities
                                                      Other Annual    Restricted   Underlying
                           Fiscal  Salary   Bonus     Compensation  Stock Award(s)  Options
Name & Principal Position   Year   ($)(1)    ($)          ($)           ($)(2)        (#)
-------------------------  ------ -------- -------    ------------  -------------- ----------
Barry Cheskin............   2000  $228,000 $76,380(3)   $77,569(6)    49,500(10)     68,982
 President, Chief           1999   217,000     --        51,000(7)          --       63,079
  Executive Officer and
  Director

Daniel Balbierz..........   2000   171,180  42,850(3)     6,539(8)    12,624(10)     33,000
 Vice President, Research   1999   161,250     --           --              --          --
  and Development

Marilynne Solloway.......   2000   166,620  41,700(3)     7,267(8)    14,028(10)     33,000
 Chief Financial Officer    1999   157,031     --           --              --          --
  and Vice President,
  Finance and
  Administration

Ronald Steckel...........   2000   165,300  41,375(3)     5,762(8)    11,124(10)     33,000
 Vice President,            1999   155,625  10,000(4)       --              --          --
  Operations

David Martin.............   2000   131,260  25,000(5)    72,454(9)          --      180,000
 Vice President, Global     1999       --      --           --              --          --
  Sales

--------
 (1) Includes amounts deferred under our 401(k) plan.

 (2) The value of the restricted stock awards, based on the December 29, 2000 closing price of $8.50 were as follows:

    . Barry Cheskin's 49,500 shares of common stock have an aggregate value of $420,750.

    . Daniel Balbierz's 12,624 shares of common stock have an aggregate value of $107,304.

    . Marilynne Solloway's 14,028 shares of common stock have an aggregate value of $119,238.

    . Ronald Steckel's 11,124 shares of common stock have an aggregate value of $94,554.

 (3) These bonuses were earned in 2000 and paid in 2001.

 (4) Mr. Steckel received a $30,000 signing bonus of which $10,000 was earned and paid in 1999.

 (5) Mr. Martin received a $50,000 signing bonus of which $25,000 was earned and paid in 2000.

 (6) Mr. Cheskin received a $42,000 housing allowance, which terminated December 31, 2000, a $9,000 auto allowance, $928 in relocation reimbursements and $25,641 in forgiven principal and interest for 2000 on the notes described in footnote (10) below.

 (7) Mr. Cheskin received a $42,000 housing allowance, a $9,000 auto allowance, and a $26,075 relocation reimbursement. In lieu of his 1999 cash bonus, the board of directors allowed Mr. Cheskin to receive his housing allowance through December 31, 2000.

 (8) These amounts represent forgiven principal and interest for 2000 on the notes described in footnote (10) below.

 (9) This amount reflects commissions on sales earned in 2000. Of this amount, $35,646 was paid in 2000.

(10) The figures shown represent restricted common stock purchased for $1.67 per share. Consideration for the shares was provided by each officers in the form of a full recourse note bearing an interest rate of 8% compounded semi-annually. No dividends have been paid on these shares and it is not anticipated that any dividends will be paid in the future. Our right to repurchase these shares will lapse with respect to one quarter of the shares on each January 1 from 2001 through 2004, barring earlier termination of employment. One quarter of each officer's note plus accrued interest will be forgiven on each January 1 from 2001 through 2004, provided that the officers are still employed by us. The per share market value of the common stock was $8.50 on December 29, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

   The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

                                              Individual Grants (1)
                         -----------------------------------------------------------------
                                                                             Potential
                                                                         Realizable Value
                                        Percent of                       at Assumed Annual
                                          Total                           Rates of Stock
                          Number of      Options                               Price
                          Securities    Granted to  Exercise             Appreciation For
                          Underlying   Employees in  of Base              Option Term (2)
                         Options/SARs  Fiscal Year    Price   Expiration -----------------
  Name                   Granted (#)      (%)(3)    ($/sh)(4)    Date     5% ($)  10% ($)
  ----                   ------------  ------------ --------- ---------- -------- --------
Barry Cheskin...........    68,983(5)      7.14%      $1.00    1/25/10   $ 43,383 $109,941
Daniel Balbierz.........    33,000(6)      3.41        1.00    1/25/10     20,754   52,594
Marilynne Solloway......    33,000(6)      3.41        1.00    1/25/10     20,754   52,594
Ronald Steckel..........    18,000(6)      1.86        1.00    1/25/10     11,320   28,687
                            15,000(6)      1.55        3.33     5/1/10     31,413   79,607
David Martin............   180,000(6)     18.62        1.67    3/24/10    189,046  479,079

--------
(1) No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. The options have a 10-year term, but are subject to earlier termination in connection with termination of employment.

(2) The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees' continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3) The Company granted stock options representing 966,689 shares to employees in the last fiscal year.

(4) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(5) Option vests at the rate of 50% on May 5, 1997 and 2.0833% on each monthly anniversary beginning on June 5, 1999.

(6) Options vest at the rate of 12.5% on the six month anniversary of the vesting commencement date and 2.0833% each month thereafter.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

   The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2000. In addition, the table sets forth the number of shares covered by stock options as of the fiscal year ended December 31, 2000, and the value of "in-the-money" stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year ended December 31, 2000.

                           Shares                                           Value of Unexercised In-the-
                         Acquired on  Value   Number of Unexercised Options Money Options at Fiscal Year
                          Exercise   Realized    at Fiscal Year End (#)                End ($)
   Name                      (#)      ($)(1)  Exercisable/Unexercisable (2) Exercisable/Unexercisable (3)
   ----                  ----------- -------- ----------------------------- -----------------------------
Barry Cheskin...........   60,000    $670,367        261,742/65,323              $1,994,164/$507,201
Daniel Balbierz.........   18,000     198,000         62,437/59,813                  468,278/448,598
Marilynne Solloway......   49,162     540,782         31,284/59,818                  234,630/448,635
Ronald Steckel..........    9,900     108,900         55,437/60,903                  410,675/426,876
David Martin............      --          --         33,750/146,250                  230,625/999,376

--------
(1) Based on our initial public offering price of $12.00 per share.

(2) No stock appreciation rights (SARs) were outstanding during fiscal 2000.

(3) Based on the $8.50 per share closing price of the Company's Common Stock on The Nasdaq Stock Market on December 29, 2000, less the exercise price of the options.

Certain Relationships and Related Party Transactions

 Employment Agreements

   We have entered into employment agreements with the executive officers set forth below, which provide for the payment of severance or the acceleration of unvested stock, options and warrants in certain circumstances.

   Barry Cheskin. Mr. Cheskin's agreement provides that in the event Mr. Cheskin's employment with us is involuntarily terminated without cause, which would include constructive termination, all unvested shares held by Mr. Cheskin will immediately vest and Mr. Cheskin will receive monthly severance payments, equal to 1/12 of his annual base salary until the earlier of (i) twelve months after his termination date or (ii) such time as he commences full-time employment at another company. In addition, in the event of a change in control of the company, immediately upon consummation of the transaction, seventy five percent (75%) of any unvested shares held by Mr. Cheskin will immediately vest.

   Ron Steckel. Mr. Steckel's agreement provides that if we terminate his employment without cause, he will receive continued payment of his base salary for the earlier of (i) six months after his termination date or (ii) such time as he commences full-time employment with another company.

   David Martin. Mr. Martin's agreement provides that if, after the six-month anniversary of his employment with us, we terminate his employment without cause, he will receive continued payment of his base salary for the earlier of
(i) twelve months after his termination date or (ii) such time as he commences full-time employment with another company.

 Change of Control Agreements

   In addition, we have entered into change of control agreements with our officers that provide the following benefits upon the sale or merger of RITA. In the event that we consummate a change of control transaction, 50 percent of any unvested options held by our officers shall become fully vested and immediately exercisable and repurchase rights retained by us with respect to 50 percent of the restricted stock held by our officers shall immediately lapse. In addition, on each one month anniversary following the effective date of a change of control transaction, 1/12th of the remaining unvested options held by our officers shall become fully vested and immediately exercisable and repurchase rights retained by us with respect to 1/12th of any remaining restricted stock held by our officers shall immediately lapse.

   If the officer is involuntarily terminated within twelve (12) months of the change of control transaction, all unvested options held by our officers shall become fully vested and immediately exercisable and all repurchase rights retained by us with respect to the restricted stock held by our officers shall immediately lapse. If the officer voluntarily resigns or is terminated for cause after the change of control, then the officer is not entitled to any acceleration of the vesting of options or lapse of repurchase rights with respect to restricted stock.

 Indemnification of Directors and Executive Officers

   We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against a number of liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

   Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

Compensation Committee Report on Executive Compensation

   The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company's executive officers during the fiscal year that ended December 31, 2000. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under our 2000 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

 General Compensation Policy

   Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long term success. It is the objective of the Board of Directors to have a portion of each executive's compensation contingent upon our performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

   The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

 Base Salary

   The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

 Cash-Based Incentive Compensation

   Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as revenue growth and earnings.

 Long Term Incentive Compensation

   We have utilized our stock option plans to provide executives and other key employees with incentives to maximize long term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual's position, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual's position and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant.

   Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four year period, contingent upon the executive officer's continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of the Common Stock appreciates over the option term.

 Compensation of the Chief Executive Officer

   Barry Cheskin has served as the Company's President and Chief Executive Officer since May 1997. His base salary for the fiscal year ended December 31, 2000 was $228,000.

   The factors discussed above in "Base Salaries," "Cash-Based Incentive Compensation" and "Long Term Incentive Compensation" were also applied in establishing the amount of Mr. Cheskin's salary and stock option grant. Significant factors in establishing Mr. Cheskin's compensation were the achievement of the Company's revenue goals, the development and implementation of clinical initiatives designed to demonstrate applicability of our technology to new organs and the closing of our initial public offering.

 Deductibility of Executive Compensation

   The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the 2000 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee's policy to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

 The Compensation Committee of the Board of Directors of RITA Medical Systems,
                                     Inc.:

                                 Scott Halsted
                                 Vincent Bucci
                                 Gordon Russell

 Compensation Committee Interlocks and Insider Participation

   The Compensation Committee of the Board of Directors currently consists of Scott Halsted, Vincent Bucci and Gordon Russell. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                             AUDIT COMMITTEE REPORT

   The Audit Committee of the RITA Board of Directors is composed of two independent directors and operates under a written charter adopted by the Board of Directors in May 2000, which is included in this proxy statement as Appendix
A. The members of the Audit Committee are Vincent Bucci and John Gilbert. Both of the members of the Audit Committee are independent as defined by the Nasdaq Marketplace Rules.

   The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company's independent accountants. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

   The Audit Committee held no meetings during the fiscal year 2000. The Audit Committee had a year end meeting in February 2001 with management and our independent public accountants, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2000 with management and the independent accountants.

   The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

   The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from RITA.

   Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

   The Audit Committee of the Board of Directors of RITA Medical Systems, Inc.:

                                 Vincent Bucci
                                  John Gilbert

           FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

   During the fiscal year ended December 31, 2000, and during 2001 for the Audit Fees, PricewaterhouseCoopers LLP, our independent auditor and principal accountant, billed the fees set forth below.

   Audit Fees......................................................... $113,100
   Financial Information Systems Design and Implementation Fees....... $      0
                                                                       --------
   All Other Fees (Initial Public Offering)........................... $350,300
                                                                       --------

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative total shareholder return data for the Company's stock since July 27, 2000 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Nasdaq National Market Composite Index and (ii) the JP Morgan H & Q Healthcare-- Excluding Biotechnology Index. The graph assumes that $100 was invested on July 27, 2000, the date on which the Company completed the initial public offering of its Common Stock, in the Common Stock of the Company and in each of the comparative indexes. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $12.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                     [STOCK PERFORMANCE GRAPH APPEARS HERE]
--------
* Assumes $100 invested on July 27, 2000 in stock or index, including reinvestment of dividends. Fiscal year ending December 31, 2000.

                      RITA MEDICAL SYSTEMS, INC. DELAWARE

                                           Cumulative Total Return
                              -------------------------------------------------
                              7/27/00  7/00   8/00   9/00  10/00  11/00  12/00
                              ------- ------ ------ ------ ------ ------ ------
RITA Medical Systems, Inc...  100.00  103.65  90.63  92.97 102.08  91.67  70.83
The Nasdaq National Market
 Composite..................  100.00   97.94 109.52 109.52  87.43  67.41  63.79
JP Morgan H & Q Healthcare--
 Excluding Biotechnology....  100.00   99.59 102.93 109.12 112.64 114.92 119.24

Section 16 Beneficial Ownership Reporting Compliance

   Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, "Reporting Persons") to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during its fiscal year ended December 31, 2000, all Reporting Persons complied with all applicable filing requirements.

Other Matters

   The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

   It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                                   /s/ Donald Stewart
                                          _____________________________________
                                                      Donald Stewart
                                             Chief Financial Officer and Vice
                                                  President, Finance and
                                                      Administration

May 9, 2001,
Menlo Park, California

                                   Appendix A

                           RITA MEDICAL SYSTEMS, INC.

                        Charter for the Audit Committee
                           of the Board of Directors

Purpose

   The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of RITA Medical Systems, Inc. (the "Company"), to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

   The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

   The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

   The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

   Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Meetings

   The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit

Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

Responsibilities

   The responsibilities of the Audit Committee shall include:

   1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

   2. Reviewing the plan for the audit and related services at least annually;

   3. Reviewing audit results and annual and interim financial statements;

   4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

   5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

   6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

   7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

   8. Overseeing the effectiveness of the internal audit function;

   9. Overseeing the Company's compliance with the Foreign Corrupt Practices
      Act;

  10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and

  11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

   In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

   Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders; and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

Reports

   The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                                                                      Appendix B


                          RITA MEDICAL SYSTEMS, INC.

                       2000 DIRECTORS' STOCK OPTION PLAN
                       ---------------------------------


     1.   Purposes of the Plan. The purposes of this Directors' Stock Option
          --------------------
Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

          All options granted hereunder shall be nonstatutory stock options.

     2.   Definitions. As used herein, the following definitions shall apply:
          -----------

          (a)  "Board" means the Board of Directors of the Company.
                -----

          (b)  "Change of Control" means a sale of all or substantially all of
                -----------------
the Company's assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation, or any other transaction or series of related transactions in which the Company's stockholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

          (c)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Common Stock" means the Common Stock of the Company.
                ------------

          (e)  "Company" means RITA Medical Systems, Inc., a Delaware
                -------
corporation.

          (f)  "Continuous Status as a Director" means the absence of any
                -------------------------------
interruption or termination of service as a Director.

          (g)  "Director" means a member of the Board.
                --------

          (h)  "Employee" means any person, including any officer or Director,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (j)  "Option" means a stock option granted pursuant to the Plan. All
                ------
options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

          (k)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (l)  "Optionee" means an Outside Director who receives an Option.
                --------

          (m)  "Outside Director" means a Director who is not an Employee.
                ----------------

          (n)  "Parent" means a "parent corporation," whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (o)  "Plan" means this 2000 Directors' Stock Option Plan.
                ----

          (p)  "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 of the Plan.

          (q)  "Subsidiary" means a "subsidiary corporation," whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan. Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 500,000 Shares of Common Stock (the "Pool"). The Shares may
                                                       ----
be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan has been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option, or any withholding taxes due with respect to such exercise, shall be treated as not issued and shall continue to be available under the Plan. If Shares that were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     4.   Administration of and Grants of Options under the Plan.
          ------------------------------------------------------

          (a)  Administrator. Except as otherwise required herein, the Plan
               -------------
shall be administered by the Board.

          (b)  Procedure for Grants. All grants of Options hereunder shall be
               --------------------
automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

               (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

               (ii) Each individual who becomes an Outside Director after the Effective Date of this Plan, as determined in accordance with Section 6 hereof, shall be automatically granted an Option to purchase 25,000 Shares (the "Initial
                                                                         -------
Option") on the date on which such person first becomes an Outside Director,
------
whether through election by the stockholders of the Company or appointment by the Board of Directors to fill a vacancy. An Outside Director who previously was an Employee shall not receive a grant under this Section 4(b)(ii).

               (iii) On the date of each Annual Meeting of the Company's shareholders immediately following which an Outside Director is serving on the Board, and provided that, as of such date, he or she shall have served on the Board for at least six (6) months, each eligible Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "Annual Option"). An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 4(b)(iii).

               (iv)   Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

               (v)    Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 17 hereof.

               (vi) The terms of each Initial Option granted hereunder shall be as follows:

                      (1) each Initial Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 below;

                      (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each Initial Option, determined in accordance with Section 8 hereof;

                      (3) each Initial Option shall vest and become exercisable at the rate of 1/48 of the Shares subject to the Initial Option on each monthly anniversary of the date of grant of the Initial Option.

               (vii) The terms of each Annual Option granted hereunder shall be as follows:

                      (1) each Annual Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 below;

                      (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of each Annual Option, determined in accordance with Section 8 hereof;

                      (3) each Annual Option shall vest and become exercisable at the rate of one hundred percent (100%) of the Shares subject to the Annual Option on the day before the first anniversary of the date of grant of the Annual Option.

          (c)  Powers of the Board. Subject to the provisions and restrictions
               -------------------
of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 8 of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d)  Effect of Board's Decision. All decisions, determinations and
               --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (e)  Suspension or Termination of Option. If the Chief Executive
               -----------------------------------
Officer or his or her designee reasonably believes that an Optionee has committed an act of misconduct, such officer may suspend the Optionee's right to exercise any option pending a determination by the Board (excluding the Outside Director accused of such misconduct). If the Board (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any Option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

     5.   Eligibility. Options may be granted only to Outside Directors. All
          -----------
Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) above. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

          The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     6.   Term of Plan; Effective Date. The Plan shall become effective on the
          ----------------------------
effectiveness of the registration statement under the Securities Act of 1933, as amended, relating to the Company's initial public offering of securities (the "Effective Date"). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   Term of Options. The term of each Option shall be ten (10) years from
          ---------------
the date of grant thereof unless an Option terminates sooner pursuant to Section 9 below.

     8.   Exercise Price and Consideration.
          --------------------------------

          (a)  Exercise Price. The per Share exercise price for the Shares to be
               --------------
issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b)  Fair Market Value. The fair market value shall be determined by
               -----------------
the Board; provided however that in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing sales price on such system or exchange on the date of grant of the Option (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall
                                                                      --------
Street Journal, or if there is a public market for the Common Stock but the
--------------
Common Stock is not traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise
               ------------------------
reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System).

          (c)  Form of Consideration. The consideration to be paid for the
               ---------------------
Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

     9.  Exercise of Option.
         ------------------

          (a)  Procedure for Exercise; Rights as a Stockholder. Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4(b) above; provided however that no Options shall be exercisable prior to stockholder approval of the Plan in accordance with Section 17 below has been obtained.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Continuous Status as a Director. If an Outside
               ----------------------------------------------
Director ceases to serve as a Director, he or she may, but only within ninety
(90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

          (c)  Disability of Optionee. Notwithstanding Section 9(b) above, in
               ----------------------
the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

          (d)  Death of Optionee. In the event of the death of an Optionee: (A)
               -----------------
during the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, or (B) three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or the date of termination, as applicable. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that an Optionee was not entitled to exercise the Option at the date of death or termination or if he or she does not exercise such Option (to the extent he or she was entitled to exercise) within the time specified above, the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan.

     10.  Nontransferability of Options. The Option may not be sold, pledged,
          -----------------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

     11.  Adjustments Upon Changes in Capitalization; Corporate Transactions.
          ------------------------------------------------------------------

          (a)  Adjustment. Subject to any required action by the stockholders of
               ----------
the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Shares of Common Stock set forth in Sections 4(b)(ii),
(iii) and (iv) above, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company) or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Change of Control. In the event of any transaction that qualifies
               -----------------
as a Change of Control and notwithstanding whether or not outstanding Options are assumed, substituted for or terminated in connection with the transaction, the vesting of each outstanding Option shall accelerate in full such that each Optionee shall have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable, immediately prior to consummation of the transaction.

          For purposes of this Section 11(b), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon such Change of Control, each Optionee would be entitled to receive upon exercise of an Option the same number and kind of shares of stock or the same amount of property, cash or securities as the Optionee would have been entitled to receive upon the occurrence of such transaction if the Optionee had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 11); provided however that if such consideration received in the transaction was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its Parent equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

          (c)  Certain Distributions. In the event of any distribution to the
               ---------------------
Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     12.  Time of Granting Options. The date of grant of an Option shall, for
          ------------------------
all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may amend or terminate the
               -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the stockholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation.

          (b)  Effect of Amendment or Termination. Any such amendment or
               ----------------------------------
termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares. Notwithstanding any other
          ----------------------------------
provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the legal requirements relating to the administration of stock option plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange or Nasdaq rules or regulations to which the Company may be subject and the applicable laws of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time (the "Applicable Laws"). Such compliance shall be determined by the
           ---------------
Company in consultation with its legal counsel.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     15.  Reservation of Shares. The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.  Option Agreement. Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

     17.  Stockholder Approval. If required by the Applicable Laws, continuance
          --------------------
of the Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

                          RITA MEDICAL SYSTEMS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Barry Cheskin and Donald Stewart, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of RITA Medical Systems, Inc. (the "Company") to be held at Venture Law Group located at 2775 Sand Hill Road, Menlo Park, CA 94025 at 9:00 a.m. local time, on Wednesday, June 13, 2001, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below. The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1. ELECTION OF DIRECTORS     FOR all nominees listed below [_]                  WITHHOLD AUTHORITY [_]
                             (unless name of nominee is crossed out)

                             Janet Effland            Scott Halsted

2. APPROVAL of the adoption of the amendment to the Company's 2000 Directors' Stock Option Plan to provide for an increase in the number of shares of Common Stock granted on an annual basis to the Company's non-employee directors.
FOR [_]                           AGAINST [_]                                     ABSTAIN [_]

3. RATIFICATION of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending
December 31, 2001.
FOR [_]                           AGAINST [_]                                     ABSTAIN [_]

4. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.
(continued and to be signed on reverse side)

(continued from other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1) AND FOR PROPOSALS (2) AND (3) AS DESCRIBED HEREIN, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 4.

     Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement dated May 9, 2001, as well as a copy of the Company's Annual Report for the fiscal year ended December 31, 2000.

                                    Dated: __________________________, 2001

                                    _______________________________________

                                    _______________________________________
                                    (signature of stockholder)

                                    Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give title. Each joint owner is requested to sign. If a corporation, partnership or other entity, please sign by an authorized officer or partner.

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.